1290 VT Micro Cap Portfolio — Class IB Shares
Summary Prospectus dated May 1, 2022

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2022, as may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI, reports to shareholders and other information about the Portfolio online at www.equitable-funds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code and certain other eligible investors and is not intended for use by other investors.

Investment Objective: Seeks to achieve long-term growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 VT Micro Cap Portfolio	Class IB Shares
Management Fee	0.85%
Distribution and/or Service Fees (12b-1 fees)	0.25%
Other Expenses	0.20%
Total Annual Portfolio Operating Expenses	1.30%
Fee Waiver and/or Expense Reimbursement[1]	(0.15)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%
1
Pursuant to a contract, Equitable Investment Management Group, LLC (the “Adviser”) has agreed to make payments or waive its and its affiliates’ management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2023 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.15% for Class IB shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2023. The Adviser may be reimbursed the amount of any such payments or waivers made after June 30, 2020, in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$117	$397	$699	$1,555
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Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 62% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of micro-cap companies (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, micro-cap companies are those companies with market capitalizations that are either under $1 billion or are within the range of companies in the Russell Microcap® Index (“Russell Microcap”) at the time of purchase (as of December 31, 2021, the market capitalization of the companies in the Russell Microcap was between $8.0 million and $4.2 billion). The size of companies in the Russell Microcap changes with changes in market conditions, which can result in changes to the market capitalization range of companies in the index. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that a Sub-Adviser believes provide opportunities for capital growth. The Portfolio may invest in U.S. and foreign securities, including securities of companies based in developing countries and depositary receipts of foreign-based companies.
The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.
The Active Allocated Portion invests primarily in equity securities of micro-cap companies that the Sub-Adviser believes have the potential for more rapid growth than the overall economy. Equity securities may include any interests that represent equity ownership in a company, such as common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, other instruments convertible or exercisable into the foregoing, and other investments with similar economic characteristics. The Sub-Adviser to the Active Allocated Portion evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management, and seeks to invest its portion of the Portfolio’s assets in companies that generally exhibit faster-than-average gains in earnings and that the portfolio management team expects to continue profit growth at a high level. Although the Sub-Adviser seeks to diversify the Active Allocated Portion across many industries and sectors, its assets may, from time to time, be overweighted or underweighted to certain industries and sectors relative to its benchmark index. Securities of foreign companies, including emerging market companies, may be traded on U.S. or non-U.S. securities exchanges, may be denominated in the U.S. dollar or other currencies, and may include American Depository Receipts (“ADRs”) and other similar depositary receipts. The Sub-Adviser to the Active Allocated Portion may sell a security when it believes the security is less likely to benefit from the current market and economic environment or shows signs of deteriorating fundamentals, among other reasons.
The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell Microcap with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Index Allocated Portion may use a full replication technique or a sampling approach in pursuing its indexing strategy.
The Portfolio also may lend its portfolio securities to earn additional income.
Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
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Market Risk  —  The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in the financial condition of a single issuer can impact a market as a whole.
Geopolitical events, including terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Portfolio. Whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions.
Markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.
In addition, the U.S. Federal Reserve has invested or otherwise made available substantial amounts of money to keep credit flowing through short-term money markets and has signaled that it will continue to adjust its operations as appropriate to support short-term money markets. Amid these efforts, concerns about the markets’ dependence on the Fed’s provision of liquidity have grown.
Equity Risk  —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The Portfolio may experience a significant or complete loss on its investment in an equity security. In addition, common stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital.
Small-Cap and Micro-Cap Company Risk  —  Small-cap and micro-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Portfolio’s ability to purchase or sell these securities. In general, these risks are greater for micro-cap companies than for small-cap companies.
Investment Style Risk  — The Portfolio may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.
Index Strategy Risk  —  The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.
Sector Risk  —  From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
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Portfolio Management Risk  —  The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.
Foreign Securities Risk  — Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio's investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, war, or other political or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Currency Risk  — Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.
Emerging Markets Risk  — The risks associated with investments in emerging market countries often are significant, and vary from jurisdiction to jurisdiction and company to company. Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, intervene in financial markets, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies available to the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in regulatory, accounting, auditing and financial reporting requirements or standards, which may impact the availability and quality of information about issuers, and less reliable clearance and settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.
Large Transaction Risk  — A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.
Securities Lending Risk  — The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet
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obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year, five-year and since inception periods through December 31, 2021, compared to the returns of a broad-based securities market index. Class IB shares were not operational for the period from April 14, 2015 through April 30, 2015. The returns of Class IB were calculated assuming the shares were in operation for the entire period. Past performance is not an indication of future performance.
The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

 Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	38.95%	2020 2nd Quarter
Worst quarter (% and time period)	-27.55%	2020 1st Quarter

 Average Annual Total Returns (%)

	One Year	Five Years	Since Inception	Inception Date
1290 VT Micro Cap Portfolio - Class IB Shares	10.96	20.86	14.80	04/21/2014
Russell Microcap® Index (reflects no deduction for fees, expenses, or taxes)	19.34	11.69	10.04
Who Manages the PORTFOLIO
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers, and (ii) allocating assets among the Portfolio's Allocated Portions  are:
Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	April 2014
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of EIM	April 2014
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Sub-Adviser: Lord, Abbett & Co. LLC (“Lord Abbett” or the “Sub-Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio are:
Name	Title	Date Began Managing the Portfolio
F. Thomas O’Halloran, J.D., CFA®	Partner and Portfolio Manager of Lord Abbett	April 2014
Matthew R. DeCicco, CFA®	Partner and Director of Equities of Lord Abbett	March 2015
Vernon T. Bice, CMT	Portfolio Manager of Lord Abbett	May 2019
Steven H. Wortman	Portfolio Manager of Lord Abbett	October 2020
Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio are:
Name	Title	Date Began Managing the Portfolio
Amy Whitelaw	Managing Director of BlackRock, Inc.	May 2019
Jennifer Hsui, CFA®	Managing Director of BlackRock, Inc.	May 2019
Suzanne Henige, CFA®	Managing Director of BlackRock, Inc.	May 2020
Paul Whitehead	Managing Director of BlackRock, Inc.	January 2022
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
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